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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 1998
                                                           -------------


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


United States            333-36939                           22-2382028
-------------            ---------                           ----------
(State or other         (Commission File Number)             (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5033


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Item 5.  Other Events
         ------------

         On June 11, 1998, the opinion of counsel to Chase Manhattan Auto Owner Trust 1998-C (the "Trust") regarding the tax status of the Trust, dated as of June 11, 1998 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, National Association.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         Exhibits

         8.4 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of June 11, 1998.

         23.5    Consent of Simpson Thacher & Bartlett (included as part of
                 Exhibit 8.4)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHASE MANHATTAN BANK USA,
                                  -------------------------
                                  NATIONAL ASSOCIATION            (Registrant)
                                  --------------------


                                  By:     /s/ Patricia Garvey
                                      ---------------------------------------
                                  Name:   Patricia Garvey
                                  Title:  Vice President


Date:  June 11, 1998


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                                INDEX TO EXHIBITS
                                -----------------


                                                                Sequentially
Exhibit Number       Exhibit                                    Numbered Pages
--------------       -------                                    --------------
8.4                  Opinion of Simpson Thacher & Bartlett
                     with respect to the tax status of the
                     Trust, dated as of June 11, 1998.

23.5                 Consent of Simpson Thacher & Bartlett
                     (included as part of Exhibit 8.4)